                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                  APRIL 11,1997
                                 DATE OF REPORT

                                 $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
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             (Exact name of registrant as specified in its charter)

                          HOME EQUITY LOAN CERTIFICATES

         New York                     33-79544-07              36-7148609
                                     Series 1996-1
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(STATE OR OTHER JURISDICTION          (COMMISSION           (IRS EMPLOYER
OF INCORPORATION)                     FILE NUMBER)          IDENTIFICATION
                                                            NUMBER)

                  c/o CoreStates Bank, N.A., as Master Servicer
                              1345 Chestnut Street
                        Philadelphia, Pennsylvania                  19107
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES            (ZIP CODE)
                OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
                                                            Total Number of
                                                            Sequentially
                                                            Numbered Page   9
                                                            Exhibit Index
                                                            Appears on Page 4
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Item 7.  Financial Statements and Exhibits

            The following exhibits are furnished herewith:

            21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section
                  5.02(b) of the Pooling and Servicing Agreement covering the period of March 1, 1997 through March 31, 1997.

            25    Power of Attorney of The First National Bank of
                  Chicago.*


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*Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated
June 20, 1996 and incorporated herein by reference.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 1997               CORESTATES HOME EQUITY TRUST
                                    (Registrant)

                                    By The First National Bank
                                          of Chicago


                                      By /s/ Barbara M. Rothenberg
                                         ---------------------------------
                                         Barbara M. Rothenberg
                                         Attorney-in-Fact


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
                                 Exhibit Index


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
Exhibit No.                                                             Page
-----------                                                             ----

21.1        Monthly servicing report prepared by the Master               5
            Servicer and sent to holders of the Certificates
            pursuant to Section 5.02(b) of the Pooling and
            Servicing Agreement covering the period of
            March 1, 1997 through March 31, 1997.

25          Power of Attorney of The First National Bank of
            Chicago.*


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*Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated
June 20, 1996 and incorporated herein by reference.


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